FINANCIAL STATEMENTS

WEIHAI HENGDA ELECTRIC GROUP CO., LTD.

Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors
Weihai Hengda Electric Group Co., Ltd.

We have audited the accompanying balance sheets of Weihai Hengda Electric Group Co., Ltd. and subsidiaries (the “Company”) as of December 31, 2006, December 31, 2007, March 31, 2008 and the related statements of operations and cash flows for the years and quarter then ended. We have also audited the accompanying statement of operations for the period from April 1, 2007 to March 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2006 and 2007, March 31, 2008 and the results of its operations and its cash flows for the year and quarter then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Patrizio & Zhao, LLC
Parsippany, New Jersey
May 24, 2008

WEIHAI HENGDA ELECTRIC GROUP CO., LTD.
BALANCE SHEETS

ASSETS
CURRENT ASSETS	December 31 2006	December 31 2007	March 31 2008
Cash and equivalents	$4,904,058	$7,186,952	$6,361,662
Accounts receivable, net of allowance $472,085,
$775,750 and $1,867,494	5,100,535	3,760,477	2,747,468
Inventory	9,027,390	18,047,861	22,925,975
Notes receivable	678,203	218,531	599,452
Advance to suppliers	65,886	299,199	424,261
Due from subcontractors	88,458	63,066	91,392
Other receivables	56,387	70,136	315,254
Total Current Assets	19,920,917	29,646,222	33,465,464

PROPERTY AND EQUIPMENT, NET	17,291,093	19,656,185	20,806,523

OTHER ASSETS
Intangible assets, net	522,594	537,221	626,060
Long term investments	1,641	1,755	1,828
Other assets	5,698	-	-
Total Other Assets	529,933	538,976	627,888
Total Assets	$37,741,943	$49,841,383	$54,899,875

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Account payable and accrued expenses	$5,233,231	$6,285,194	$7,500,179
Trade notes payable	2,051,200	3,221,850	2,570,400
Short-term loans	5,902,328	6,220,227	6,478,836
Advance from customers	248,972	1,027,830	2,829,521
Taxes payables	(1,957,353)	(15,431)	66,297
Other payables	1,933,581	2,634,781	1,449,350
Total Current Liabilities	13,411,959	19,374,451	20,894,583

MINORITY INTEREST	1,036,373	1,299,834	1,372,202

STOCKHOLDERS' EQUITY
Paid-in capital	3,895,711	3,895,711	3,895,711
Additional paid-in capital	60,791	60,791	60,791
Statutory reserve	3,298,773	3,969,953	3,969,953
Retained earnings	14,935,049	18,351,664	20,557,207
Accumulated other comprehensive income	1,103,287	2,888,979	4,149,428
Total Stockholders' Equity	23,293,611	29,167,098	32,633,090
Total Liabilities and Stockholders' Equity	$37,741,943	$49,841,383	$54,899,875

The accompanying notes are an integral part of these financial statements.

WEIHAI HENGDA ELECTRIC GROUP CO., LTD.
STATEMENT OF OPERATIONS

	For The Year Ended December 31 2006	For The Year Ended December 31 2007	For The Quarter Ended March 31 2008
REVENUE	$35,028,078	$43,721,460	$12,183,817

COST OF GOODS SOLD	29,167,676	34,955,904	9,947,380

GROSS PROFIT	5,860,402	8,765,556	2,236,437

OPERATING EXPENSES
Selling, general and administrative	4,365,522	2,464,216	787,614
Total Operating Expenses	4,365,522	2,464,216	787,614

INCOME FROM OPERATIONS	1,494,880	6,301,340	1,448,823

OTHER INCOME (EXPENSE)
Interest income (expense), net	(367,252)	(388,703)	(92,687)
Other operating income (expense), net	605,165	1,107,418	343,115
Non-operating income (expense), net	1,370	15,128	904,487
Total Other Income (Expense)	239,283	733,843	1,154,915

INCOME BEFORE PROVISION FOR INCOME TAX	1,734,163	7,035,183	2,603,738

PROVISION FOR INCOME TAXES	591,807	2,533,584	380,257

NET INCOME BEFORE MINORITY INTEREST	1,142,356	4,501,599	2,223,481

MINORITY INTEREST	34,371	186,389	17,939

NET INCOME	1,107,985	4,315,210	2,205,542

OTHER COMPREHENSIVE INCOME
Foreign currency translation adjustment	753,778	1,785,692	1,260,449

COMPREHENSIVE INCOME	$1,861,763	$6,100,902	$3,465,991

The accompanying notes are an integral part of these financial statements.

WEIHAI HENGDA ELECTRIC GROUP CO., LTD.
STATEMENT OF OPERATIONS

From April 1, 2007 to March 31 2008
REVENUE	$48,738,879

COST OF GOODS SOLD	38,307,141

GROSS PROFIT	10,431,738

OPERATING EXPENSES
Selling, general and administrative	2,691,209
Total Operating Expenses	2,691,209

INCOME FROM OPERATIONS	7,740,529

OTHER INCOME (EXPENSE)
Interest income (expense), net	(388,849)
Other operating income (expense), net	1,273,716
Non-operating income (expense), net	881,145
Total Other Income (Expense)	1,766,012

INCOME BEFORE PROVISION FOR INCOME TAX	9,506,541

PROVISION FOR INCOME TAXES	2,805,849

NET INCOME BEFORE MINORITY INTEREST	6,700,692

MINORITY INTEREST	199,984

NET INCOME	$6,500,708

The accompanying notes are an integral part of these financial statements.

WEIHAI HENGDA ELECTRIC GROUP CO., LTD.
CASH FLOW STATEMENTS

CASH FLOWS FROM OPERATING ACTIVITIES:	December 31 2006	December 31 2007	March 31 2008
Net income	$1,107,985	$4,315,210	$2,205,542
Adjustments to reconcile net income to cash
provided by (used in) operating activities:
Depreciation and amortization	587,752	730,428	185,284
Bad debt expense	441,121	260,162	1,037,011
Minority interest	33,800	183,928	17,939
Changes in assets and liabilities:
Accounts receivable	(1,924,925)	1,366,889	107,530
Notes receivable	(383,202)	486,685	(363,945)
Inventory	2,619,695	(8,061,320)	(4,040,180)
Advances to suppliers	(64,534)	(219,680)	(110,233)
Due from subcontractors	(86,643)	30,284	(25,159)
Other receivables	9,241	(9,445)	(237,063)
Other assets	(5,581)	5,852	-
Accounts payable and accrued expense	(1,333)	661,383	933,440
Advances from customers	243,865	731,410	1,721,636
Taxes payable	130,084	1,995,513	80,622
Other payables	488,045	544,511	(1,267,497)
Total Adjustments	2,087,385	(1,293,400)	(1,960,615)
Net Cash Provided By Operating Activities	3,195,370	3,021,810	244,927

CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to property, plant and equipment	(897,764)	(1,828,198)	(505,061)
Additions to intangible	(17,655)	-	(71,370)
Net Cash Used By Investing Activities	(915,419)	(1,828,198)	(576,431)

CASH FLOWS FINANCING ACTIVITIES:
Proceeds from short term loans	179,565	(88,219)	-
Trade notes payable	(125,570)	987,525	(768,735)
Dividends declared	(134,145)	(227,416)	-
Net Cash Provided (Used) By Financing Activities	(80,150)	671,890	(768,735)

EFFECT OF FOREIGN CURRENCY TRANSLATION ON CASH	133,160	417,392	274,949

NET INCREASE (DECREASE) IN CASH AND ACSH EQUIVALENTS	2,332,961	2,282,894	(825,290)

CASH AND CASH EQUIVALENTS - BEGINNING	2,571,097	4,904,058	7,186,952

CASH AND CASH EQUIVALENTS - ENDING	$4,904,058	$7,186,952	$6,361,662

The accompanying notes are an integral part of these financial statements.

WEIHAI HENGDA ELECTRIC GROUP CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2006, 2007 AND MARCH 31, 2008

1. ORGANIZATION AND DESCRIPTION OF BUSINESS

Weihai Hengda Electric Group Co., Ltd. (the “Company”) was formed on November 8, 1994, under the corporate laws of the People’s Republic of China (“PRC”). Its primary business is to develop, engineer, manufacture and sell a wide array of industrial rotary motors and their accessories and materials. The Company is located in the City of Wendeng, Shandong Province, PRC.

2. SUMMARY OF SIGNIFICANT ACCOUTING POLICIES

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Basis of presentation
The consolidated financial statements of Weihai Hengda Electric Group Co., Ltd. reflect the accounts of the following majority owned subsidiaries: Weihai Hengda Electric Group Co., Ltd., Wendneg Second Electric Motor Factory, Wendeng Wanda Chemical Products Limited Liability Company, Wendeng Wenbao Electric Motors Limited Liability Company, Wendeng Chengxin Electric Motors Limited Liability Company, and Wendeng Yongheng Electrical Instruments Limited Liability Company.

Cash and cash equivalents
Cash and cash equivalents include cash in hand and cash in deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.

Accounts receivable
The Company’s policy is to maintain reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. The Company had accounts receivable of $5,572,620 as of December 31, 2006; $4,536,227 as of December 31, 2007; $4,614,962 as of March 31, 2008. Allowance for doubtful debts amounted to $472,085 as of December 31, 2006; $775,750 as of December 31, 2007; $1,867,494 as of March 31, 2008.

WEIHAI HENGDA ELECTRIC GROUP CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2006, 2007 AND MARCH 31, 2008

2. SUMMARY OF SIGNIFICANT ACCOUTING POLICIES (continued)

Inventory
Inventory is composed of raw material for manufacturing the electrical equipment, work in process, and finished goods. Inventory is valued at the lower of cost or market value using weighted average method. The management compares the cost of inventory with the market value and allowance is made for writing down the inventory to its market value, if lower. Inventory amounted to $9,027,390 as of December 31, 2006; $18,047,861 as of December 31, 2007; $22,925,975 as of March 31, 2008

Property & equipment
Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives ranging from 5 to 20 years as follows:

Building	20 years
Vehicle	5 years
Office Equipment	5 years
Production Equipment	10 years

Long-lived assets
The Company has adopted Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of,” and the accounting and reporting provisions of APB Opinion No. 30, “Reporting the Results of Operations for a Disposal of a Segment of a Business.” The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. Based on its review, the Company believes that, as of December 31, 2006, 2007 and March 31, 2008, there were no significant impairments of its long-lived assets.

WEIHAI HENGDA ELECTRIC GROUP CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2006, 2007 AND MARCH 31, 2008

2. SUMMARY OF SIGNIFICANT ACCOUTING POLICIES (continued)

Revenue recognition
The Company's revenue recognition policies are in compliance with Staff Accounting Bulletin (“SAB”) 104. Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectability is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are recorded as unearned revenue.

Sales revenue represents the invoiced value of goods, net of a value-added tax (“VAT”). All of the Company’s products that are sold in the PRC are subject to a Chinese value-added tax at a rate of 17% of the gross sales price. This VAT may be offset by VAT paid by the Company on raw materials and other materials included in the cost of producing their finished product. The Company recorded VAT Payable and VAT receivable net of payments in the financial statements. The VAT tax return is filed offsetting the payables against the receivables.

VAT payable on sales and VAT on purchases amounted to $1,421,220 for the year ended December 31, 2006 $1,058,020 for the year ended December 31, 2007; $282,718 for the quarter ended March 31, 2008 Sales and purchases are recorded net of VAT collected and paid as the Company acts as an agent for the government.

Research and development costs
Research and development costs are expensed as incurred

Income taxes
The Company utilizes SFAS No. 109, "Accounting for Income Taxes," which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

WEIHAI HENGDA ELECTRIC GROUP CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2006, 2007 AND MARCH 31, 2008

2. SUMMARY OF SIGNIFICANT ACCOUTING POLICIES (continued)

Income taxes (continued)
The Company is subject to PRC Enterprise Income Tax at a rate of 33% on net income before December 31, 2007 and a rate of 25% on net income after January 1, 2008.

Fair value of financial instruments
Statement of financial accounting standard No. 107, “Disclosures about Fair Value of Financial Instruments,” requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Foreign currency transactions and comprehensive income (loss)
Assets and liabilities in foreign currency are recorded at the balance sheet date at the rate prevailing on that date. Items of income statement are recorded at the average exchange rate. Gain or loss on foreign currency transactions are reflected on the income statement. Gain or loss on financial statement translation from foreign currency are recorded as a separate component in the equity section of the balance sheet, as component of comprehensive income. The functional currency of the Company is Chinese Renminbi.

Segment reporting
Statement of Financial Accounting Standards No. 131 ("SFAS 131"), "Disclosure about Segments of an Enterprise and Related Information" requires use of the "management approach" model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company.

SFAS 131 has no effect on the Company's financial statements as substantially all of the Company's operations are conducted in one industry segment. The Company consists of one reportable business segment. All of the Company's assets are located in People's Republic of China.

WEIHAI HENGDA ELECTRIC GROUP CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2006, 2007 AND MARCH 31, 2008

2. SUMMARY OF SIGNIFICANT ACCOUTING POLICIES (continued)

Recent accounting pronouncements
In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections." This statement applies to all voluntary changes in accounting principle and requires retrospective application to prior periods' financial statements of changes in accounting principle, unless this would be impracticable. This statement also makes a distinction between "retrospective application" of an accounting principle and the "restatement" of financial statements to reflect the correction of an error. Management believes that this statement does not have impact on its financial statements ended December 31, 2006.

In February 2006, FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments”. SFAS No. 155 amends SFAS No 133, “Accounting for Derivative Instruments and Hedging Activities”, and SFAF No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”. SFAS No. 155, permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument.

In December 2004, the FASB issued FASB Statement No. 123R, "Share-Based Payment, an Amendment of FASB Statement No. 123" ("FAS No. 123R"). FAS No. 123R requires companies to recognize in the statement of operations the grant- date fair value of stock options and other equity-based compensation issued to employees. Management believes that this statement has no impact on the Company’s financial statements as of December 31, 2006.

In June 2005, the EITF reached consensus on Issue No. 05-6, determining the Amortization Period for Leasehold Improvements ("EITF 05-6.") EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. The guidance in EITF 05-6 will be applied prospectively and is effective for periods beginning after June 29, 2005. EITF 05-6 is not expected to have a material effect on its financial position or results of operations.

WEIHAI HENGDA ELECTRIC GROUP CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2006, 2007 AND MARCH 31, 2008

2. SUMMARY OF SIGNIFICANT ACCOUTING POLICIES (continued)

Recent accounting pronouncements (continued)
In March 2006 FASB issued SFAS 156 ‘Accounting for Servicing of Financial Assets’ this Statement amends FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, with respect to the accounting for separately recognized servicing assets and servicing liabilities. This Statement:

1.	Requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract.
2.	Requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable.
3.	Permits an entity to choose ‘Amortization method’ or Fair value measurement method’ for each class of separately recognized servicing assets and servicing liabilities:
4.
At its initial adoption, permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under Statement 115, provided that the available-for-sale securities are identified in some manner as offsetting the entity’s exposure to changes in fair value of servicing assets or servicing liabilities that a service elects to subsequently measure at fair value.

5.
Requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities.

Management believes that this statement will not have a significant impact on the financial statements.

In September 2006, FASB issued SFAS 157 ‘Fair Value Measurements’. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The management is currently evaluating the effect of this pronouncement on financial statements.

WEIHAI HENGDA ELECTRIC GROUP CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2006, 2007 AND MARCH 31, 2008

2. SUMMARY OF SIGNIFICANT ACCOUTING POLICIES (continued)

Recent accounting pronouncements (continued)
In September 2006, FASB issued SFAS 158 ‘Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans—an amendment of FASB Statements No. 87, 88, 106, and 132(R)’ This Statement improves financial reporting by requiring an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. However, an employer without publicly traded equity securities is required to disclose the following information in the notes to financial statements for a fiscal year ending after December 15, 2006, but before June 16, 2007, unless it has applied the recognition provisions of this Statement in preparing those financial statements. The requirement to measure plan assets and benefit obligations as of the date of the employer’s fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008. The management is currently evaluating the effect of this pronouncement on financial statements.

3. MAJOR CUSTOMERS AND VENDORS

Ten major customers accounted for approximately 21% of the net revenue for the year ended December 31, 2006, with each customer individually accounting for 3%, 2%, 2%, 2%, 2%, 2%, 2%, 2%, 2%and 2%, respectively.

Ten major customers accounted for approximately 25% of the net revenue for the year ended December 31, 2007, with each customer individually accounting for 3%, 3%, 3%, 3%, 3%, 2%, 2%, 2%, 2%and 2%, respectively.

Ten major customers accounted for approximately 21% of the net revenue for the quarter ended March 31, 2008, with each customer individually accounting for 4%, 3%, 2%, 2%, 2%, 2%, 2%, 2%, 1%and 1%, respectively.

WEIHAI HENGDA ELECTRIC GROUP CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2006, 2007 AND MARCH 31, 2008

3. MAJOR CUSTOMERS AND VENDORS (continued)

Ten major vendors provided approximately 35% of the Company’s purchase of raw materials for the year ended December 31, 2006, with each vendor individually accounting for 18%, 4%, 3%, 2%, 2%, 2%, 1%, 1%, 1%and 1%, respectively.

Ten major vendors provided approximately 35% of the Company’s purchase of raw materials for the year ended December 31, 2007, with each vendor individually accounting for 17%, 4%, 3%, 3%, 2%, 2%, 1%, 1%, 1%and 1%, respectively.

Ten major vendors provided approximately 6.3% of the Company’s purchase of raw materials for the quarter ended March 31, 2008, with each vendor individually accounting for 2%, 2%, 0.8%, 0.6%, 0.5%, 0.3%,0.04%,0.03%,0.02%and0.02%, respectively.

The Company extends credit to its customers based upon its assessment of their credit worthiness and generally does not require collateral. Credit losses have not been significant.

4. INTANGIBLE ASSETS

Intangible assets consist of land use rights. The Company is amortizing the intangible assets over 50 year period. The Company evaluates intangible assets for impairment, at least on an annual basis and whenever events or changes in circumstances indicate that the carrying value may not be recoverable from its estimated future cash flows. Recoverability of intangible assets, other long-lived assets and, goodwill is measured by comparing their net book value to the related projected undiscounted cash flows from these assets, considering a number of factors including past operating results, budgets, economic projections, market trends and product development cycles. If the net book value of the asset exceeds the related undiscounted cash flows, the asset is considered impaired, and a second test is performed to measure the amount of impairment loss. As of December 31, 2006, 2007 and March 31, 2008 no impairment of intangible assets has been recorded.

5. SUPPLEMENTAL DISCLOSURE OF CASH FLOWS

The Company prepares its statements of cash flows using the indirect method as defined under the Financial Accounting Standard No. 95.

The Company paid $591,807 for income tax for the year ended December 31, 2006 $2,533,584 for income tax for the year ended December 31, 2007; and $380,257 for income tax for the quarter ended March 31, 2008

WEIHAI HENGDA ELECTRIC GROUP CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2006, 2007 AND MARCH 31, 2008

6. STATUTORY COMMON WELFARE FUND

As stipulated by the Company Law of the People’s Republic of China (PRC), net income after taxation can only be distributed as dividends after appropriation has been made for the following:

(i)	Making up cumulative prior years’ losses, if any;

(ii)
Allocations to the “Statutory surplus reserve” of at least 10% of income after tax, as determined under PRC accounting rules and regulations, until the fund amounts to 50% of the Company's registered capital;

(iii)
Allocations of 5-10% of income after tax, as determined under PRC accounting rules and regulations, to the Company's “Statutory common welfare fund”, which is established for the purpose of providing employee facilities and other collective benefits to the Company's employees;

(iv)	Allocations to the discretionary surplus reserve, if approved in the shareholders’ general meeting.

The Company established a reserve for the annual contribution of 5% of net income to the welfare fund.

7. STATUTORY RESERVE

In accordance with the Chinese Company Law (note 9), the Company has allocated 10% of its annual net income, as statutory surplus reserve. Statutory surplus reserve amounted to $3,424,246, as of December 31, 2006 $4,121,749 as of December 31, 2007 $4,121,749 as of March 31, 2008.
The Statutory surplus reserve and statutory common welfare fund are aggregated on the balance sheet as Statutory Reserve.

8. CURRENT VULNERABILITY DUE TO CERTAIN CONCENTRATIONS

The Company's operations are carried out in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC's economy.

WEIHAI HENGDA ELECTRIC GROUP CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2006, 2007 AND MARCH 31, 2008

8. CURRENT VULNERABILITY DUE TO CERTAIN CONCENTRATIONS (continued)

The Company's operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in the North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company's results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

9. SUBSEQUENT EVENTS

None.